SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 16, 1995

                     The Software Developer's Company, Inc.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


                1-10139                               04-2911320
       (Commission File Number)             (IRS Employer Identification No.)


              90 Industrial Park Road, Hingham, Massachusetts 02043
                (Address of principal execute offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (617) 740-0101


          (Former name or former address, if changed since last report)

                                 Page 1 of



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SECURITIES AND EXCHANGE COMMISSION
FORM 8-K
DATE OF REPORT NOVEMBER 16, 1995

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         The Software Developer's Company, Inc. ("SDC") has entered into an Agreement and Plan of Merger ("Merger Agreement"), dated October 17, 1995, amended as of November 16, 1995, with and among ISC Acquisition Corp. ("ISC Acquisition"), Internet Security Corporation ("ISC") and Richard Kosinski to acquire all of the capital stock of ISC. Under the terms of the Merger Agreement which closed on November 16, 1995, Richard Kosinski will receive SDC Common Stock, $.01 par value, valued at Seven Hundred Fifty Thousand dollars ($750,000) at a price per share equal to $1.61 for a total of 465,838 shares of SDC Common Stock. The parties intend that the transaction qualifies as a tax free reverse triangular merger of ISC Acquisition, a wholly-owned subsidiary of SDC, with and into ISC. The parties also intend that the transaction qualifies as a pooling of interests with respect to the accounting treatment of the merger. The Merger Agreement contains an escrow provision which states that ten percent (10%) of the shares of SDC Common Stock to be distributed upon the effectiveness of the merger shall be held in reserve by SDC. In the event that SDC has indemnification claims against Richard Kosinski for undisclosed known liabilities of ISC incurred prior to the closing, SDC shall first recover such claims from the SDC Common Stock held in escrow and second from the remaining SDC Common Stock received in the merger or the proceeds thereof.

         SDC, ISC and Richard Kosinski, the current President of ISC, have entered into an Employment and Noncompetition Agreement ("Agreement") with the following terms and conditions. During the term of the Agreement, Richard Kosinski agrees to serve as Vice-President of SDC and as President of ISC. In consideration of the services to be rendered by Richard Kosinski to the companies, Richard Kosinski will be paid an annual salary of $120,000 per year during the term of the Agreement. Richard Kosinski was granted seventy-five thousand (75,000) incentive stock options to purchase SDC Common Stock at a price of $1.625 per share, which shall vest over a five-year period. Richard Kosinski shall also be eligible to participate in the ISC bonus plan which allows him to choose from one of two options for receiving the remuneration under this bonus plan.


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SECURITIES AND EXCHANGE COMMISSION
FORM 8-K
DATE OF REPORT NOVEMBER 16, 1995

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired.

                  Audited financial statements of ISC are currently in preparation. Since it is impracticable for the Registrant to provide complete financial statements of ISC's business together with this filing, such statements will be provided as soon as they have been made available to Registrant. In no event will the Registrant provide ISC's financial statements later than 60 days after the date of this filing, even if it becomes necessary to file unaudited statements.

         (b)      Pro forma financial information.

                  Pro forma financial information of the Registrant combined with ISC are currently in preparation. Since it is impracticable for the Registrant to provide complete pro forma financial information of the combined business together with this filing, such information will be provided as soon as they are made available to the Registrant. In no event will Registrant provide pro forma financial information later than 60 days after the date of this filing.

         (c)      Exhibits.

                  7.01  -  Agreement  and  Plan  of  Merger  among The  Software
                           Developer's Company, Inc., ISC Acquisition Corp., Internet Security Corporation and Richard Kosinski dated as of October 17, 1995.

                  7.02  -  Amendment  No. 1  to the Agreement and Plan of Merger
                           among The Software Developer's Company, Inc., ISC Acquisition Corp., Internet Security Corporation and Richard Kosinski dated as of November 16, 1995.

                  7.03  -  Employment  and   Noncompetition   Agreement  by  and
                           among Richard  Kosinski and The Software  Developer's
                           Company, Inc. and Internet Security Corporation.

                  7.04  -  Holdback   Agreement  by   and   among  The  Software
                           Developer's Company,  Inc. and Richard Kosinski dated
                           November 16, 1995.




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SECURITIES AND EXCHANGE COMMISSION
FORM 8-K
DATE OF REPORT NOVEMBER 16, 1995

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE SOFTWARE DEVELOPER'S
                                           COMPANY, INC.

                                           By:  /s/ Barry N. Bycoff
                                              Barry N. Bycoff
                                              President, Chief Executive Officer
                                              and Director

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SECURITIES AND EXCHANGE COMMISSION
FORM 8-K
DATE OF REPORT NOVEMBER 16, 1995

                                INDEX TO EXHIBITS

                                                                                               Sequential
     Exhibit Number                                 Description                                Page Number
         7.01              Agreement  and  Plan of  Merger  among  The  Software
                           Developer's  Company,  Inc., ISC  Acquisition  Corp.,
                           Internet  Security  Corporation and Richard  Kosinski
                           dated as of October 17, 1995.

          7.02             Amendment No. 1 to the Agreement and Plan of Merger among The
                           Software Developer's Company, Inc., ISC Acquisition Corp.,
                           Internet Security Corporation and Richard Kosinski dated as of November 16, 1995.

          7.03             Employment and Noncompetition Agreement by and among Richard
                           Kosinski and The Software Developer's Company, Inc. and
                           Internet Security Corporation.

          7.04             Holdback Agreement by and among The Software Developer's
                           Company, Inc. and Richard Kosinski dated November 16, 1995.
